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Exhibit No. 32.1
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Form 10-QSB
Vote Power Corp.


  Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Vote Power Corp. (the
"Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bob Martyn, President of the Company, certify pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2005                              By: /s/ Bob Martyn
                                                       ---------------------
                                                       Bob Martyn
                                                       President

In connection with the Quarterly Report of Vote Power Corp. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Inti Shaikh, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 8, 2005           By: /s/ Inti Shaikh
                                  -------------------------------
                                  Inti Shaikh
                                  Secretary & Treasurer

A signed original of this written statement required by Section 906 has been provided to Vote Power Corp. and will be retained by Vote Power Corp and furnished to the Securities and Exchange Commission or its staff upon request.